SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 2010

Santeon Group, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	33-19961	01-0623010
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

11710 Plaza America Drive, Suite 2000, Reston, Virginia 20190
 (Address of Principal Executive Offices, Zip Code)

(703) 970-9200
(Issuer’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

As used herein, the terms, “we,” “us,” “our,” and the “Company” refers to Santeon Group, Inc., a Delaware corporation and its subsidiaries, unless otherwise stated.

FORWARD-LOOKING STATEMENTS

THIS FORM 8-K CONTAINS “FORWARD-LOOKING STATEMENTS.” FORWARD-LOOKING STATEMENTS ARE STATEMENTS CONCERNING PLANS, OBJECTIVES, GOALS, STRATEGIES, EXPECTATIONS, INTENTIONS, PROJECTIONS, DEVELOPMENTS, FUTURE EVENTS, OR PERFORMANCE, UNDERLYING (EXPRESSED OR IMPLIED) ASSUMPTIONS AND OTHER STATEMENTS THAT ARE OTHER THAN HISTORICAL FACTS. THESE FORWARD-LOOKING STATEMENTS ARE ONLY PREDICTIONS. NO ASSURANCES CAN BE GIVEN THAT SUCH PREDICTIONS WILL PROVE CORRECT. ACTUAL EVENTS OR RESULTS MAY DIFFER MATERIALLY. FORWARD-LOOKING STATEMENTS SHOULD BE READ IN LIGHT OF THE CAUTIONARY STATEMENTS AND RISKS THAT INCLUDE, BUT ARE NOT LIMITED TO, THE RISKS ASSOCIATED WITH A SMALL COMPANY, OUR LIMITED FINANCIAL RESOURCES, AND THE UNCERTAINTIES OF COMPETITIVE PRESSURES WE FACE. THESE OR OTHER RISKS COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE FUTURE RESULTS INDICATED OR IMPLIED IN SUCH FORWARD-LOOKING STATEMENTS. WE UNDERTAKE NO OBLIGATION TO UPDATE OR REVISE SUCH STATEMENTS.

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

(a)           Lock-Up Agreement with Ash Rofail.  On October 7, 2010, the Company entered into a Lock-Up Agreement with Ash Rofail, Chief Executive Officer (the “Rofail Lock-Up Agreement”).  Under the Rofail Lock-Up Agreement, Mr. Rofail agrees that, from and after the date of the Rofail Lock-Up Agreement and through and including  the twelve (12) month anniversary, Mr. Rofail irrevocably agrees he will not offer, pledge, hypothecate, encumber, gift, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, grant any proxy or enter into any voting or similar agreement with respect thereto, or otherwise transfer or dispose of, directly or indirectly, or announce the offering of, any of the Restricted Shareholder’s Shares (including any securities convertible into, or exchangeable for, or representing the rights to receive, the Restricted Shareholder’s Shares).

(b)           Lock-Up Agreement with Douglas Hay.  On October 7, 2010, the Company entered into a Lock-Up Agreement with Douglas Hay, President and Chief Operations Officer (the “Hay Lock-

Up Agreement”).  Under the Hay Lock-Up Agreement, Mr. Hay agrees that, from and after the date of the Hay Lock-Up Agreement and through and including  the twelve (12) month anniversary, Mr. Hay irrevocably agrees he will not offer, pledge, hypothecate, encumber, gift, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, grant any proxy or enter into any voting or similar agreement with respect thereto, or otherwise transfer or dispose of, directly or indirectly, or announce the offering of, any of the Restricted Shareholder’s Shares (including any securities convertible into, or exchangeable for, or representing the rights to receive, the Restricted Shareholder’s Shares).

(c)           Lock-Up Agreement with Marc Lord.  On October 7, 2010, the Company entered into a Lock-Up Agreement with Marc Lord, Chief Financial Officer (the “Lord Lock-Up Agreement”).  Under the Lord Lock-Up Agreement, Mr. Lord agrees that, from and after the date of the Lord Lock-Up Agreement and through and including  the twelve (12) month anniversary, Mr. Lord irrevocably agrees he will not offer, pledge, hypothecate, encumber, gift, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, grant any proxy or enter into any voting or similar agreement with respect thereto, or otherwise transfer or dispose of, directly or indirectly, or announce the offering of, any of the Restricted Shareholder’s Shares (including any securities convertible into, or exchangeable for, or representing the rights to receive, the Restricted Shareholder’s Shares).

(d)           Lock-Up Agreement with Ahmed Sidky.  On October 7, 2010, the Company entered into a Lock-Up Agreement with Ahmed Sidky, Vice President Product and Service Delivery (the “Sidky Lock-Up Agreement”).  Under the Sidky Lock-Up Agreement, Mr. Sidky agrees that, from and after the date of the Sidky Lock-Up Agreement and through and including the twelve (12) month anniversary, Mr. Sidky irrevocably agrees he will not offer, pledge, hypothecate, encumber, gift, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, grant any proxy or enter into any voting or similar agreement with respect thereto, or otherwise transfer or dispose of, directly or indirectly, or announce the offering of, any of the Restricted Shareholder’s Shares (including any securities convertible into, or exchangeable for, or representing the rights to receive, the Restricted Shareholder’s Shares).

(e)           Lock-Up Agreement with John Castiglione.  On October 7, 2010, the Company entered into a Lock-Up Agreement with John Castiglione, Consultant (the “Castiglione Lock-Up Agreement”).  Under the Castiglione-Up Agreement, Mr. Castiglione agrees that, from and after the date of the Castiglione Lock-Up Agreement and through and including  the twelve (12) month anniversary, Mr. Castiglione irrevocably agrees he will not offer, pledge, hypothecate, encumber, gift, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, grant any proxy or enter into any voting or similar agreement with respect thereto, or otherwise transfer or dispose of, directly or indirectly, or announce the offering of, any of the Restricted Shareholder’s Shares (including any securities convertible into, or exchangeable for, or representing the rights to receive, the Restricted Shareholder’s Shares).

(f)     Amendment to Employment Agreement with Jason Sunstein.  On October 7, 2010, the Company entered into Amendment No. 3 to First Amended and Restated Employment Agreement with Jason Sunstein (the “Third Amended Sunstein Agreement”).  By the terms of the Third Amended Sunstein Agreement, Mr. Sunstein will continue to be employed as the Company’s Vice President of Finance, however, at a reduced base salary of $2,500 per month.

(g)           Lock-Up Agreement with Jason Sunstein.  On October 7, 2010, the Company entered into a Lock-Up Agreement with Jason Sunstein, Vice President of Finance (the “Sunstein Lock-Up Agreement”).  Under the Sunstein Lock-Up Agreement, Mr. Sunstein agrees that, from and after the date of the Sunstein Lock-Up Agreement and through and including  the twelve (12) month anniversary, Mr. Sunstein irrevocably agrees he will not offer, pledge, hypothecate, encumber, gift, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, grant any proxy or enter into any voting or similar agreement with respect thereto, or otherwise transfer or dispose of, directly or indirectly, or announce the offering of, any of the Restricted Shareholder’s Shares (including any securities convertible into, or exchangeable for, or representing the rights to receive, the Restricted Shareholder’s Shares).

ITEM 5.02  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELOECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGERMENTS OF CERTAIN OFFICERS.

On September 1, 2010, the Company accepted the resignation of John Castiglione as a Director and Officer of the Company. Mr. Castiglione will continue to work with the Company in sales and marketing consulting capacity.

ITEM 8.01 OTHER EVENTS

The Company is not currently subject to litigation, actual, threatened, or pending. However, there is an unrelated action pending in federal court in the Southern District of California against a prior officer of the Company, Jason Sunstein, in his individual capacity. Pursuant to court order, Mr. Sunstein is required to turn over any and all security certificates, stock certificates, shares, or evidence of ownership of any interest in the Company. Mr. Sunstein believes this lawsuit is without merit and is aggressively defending the lawsuit.  The Company does not believe that this lawsuit will have an adverse impact on the Company.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits.

Exhibit No.	Description
99.1	Resignation from John Castiglione
99.2	Lock-Up Agreement with John Castiglione
99.3	Lock-Up Agreement with Ahmed Sidky
99.4	Lock-Up Agreement with Ash Rofail
99.5	Lock-Up Agreement with Douglas Hay
99.6	Lock-Up Agreement with Marc Lord
99.7	Second Amended and Restated Employment Agreement with Jason Sunstein
99.8	Lock-Up Agreement with Jason Sunstein

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANTEON GROUP, INC.

Date: October 12, 2010	By:	/s/ Marc Lord
Marc Lord, Chief Financial Officer

Santeon Group, inc.
Exhibit Index

Exhibit No.	Description
99.1	Resignation from John Castiglione
99.2	Lock-Up Agreement with John Castiglione
99.3	Lock-Up Agreement with Ahmed Sidky
99.4	Lock-Up Agreement with Ash Rofail
99.5	Lock-Up Agreement with Douglas Hay
99.6	Lock-Up Agreement with Marc Lord
99.7	Second Amended and Restated Employment Agreement with Jason Sunstein
99.8	Lock-Up Agreement with Jason Sunstein

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